Exhibit 10.3

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of the 14th day of May, 2013, is made and entered into by and between Viatcheslav Gelshteyn, as the seller (“Seller”), and Lawrence Pemble (“Pemble”), as the purchaser.

WHEREAS, Seller desires to sell to Pemble, and Pemble desires to purchase from Seller, Seven Million (7,000,000) shares (the “Shares”) of the common stock, $0.001 par value per share (the “Common Stock”), of Viatech Corp., a Nevada corporation (the “Company”);

WHEREAS, the Shares constitute all of the shares of Common Stock owned by Seller; and

WHEREAS, Seller and Pemble have agreed to provide for the purchase and sale of the Shares in the manner set forth in this Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained in this Agreement, Seller and Pemble agree as follows:

1. PURCHASE AND SALE OF SHARES.

1.1 Sale of Shares. Upon the terms and subject to the conditions set forth in this Agreement, Seller agrees to sell to Pemble, and Pemble agrees to purchase from Seller, all right, title and interest in and to the Shares, free and clear of all liens, encumbrances, mortgages, pledges, security interests, restrictions and charges of any kind or character (collectively, “Liens”).

1.2 Consideration. The aggregate purchase price for the Shares is Fifty Thousand Dollars ($50,000), to be paid in United States Dollars (the “Purchase Price”). In consideration of the sale of the Shares by Seller, Pemble shall deliver the Purchase Price to Seller at the Closing in accordance with Section 2 below.

2. CLOSING.

2.1 Date, Time and Place of Closing. The closing of the sale of the Shares (the "Closing") will take place at 10:00 a.m., local Dallas, Texas time on May 21, 2013, or at such other date, time or place as may be mutually agreed to by Pemble and Seller (the "Closing Date").

2.2 Delivery of Purchase Price. Prior to the Closing, Pemble will deliver the Purchase Price to Hallett & Perrin, P.C. (the “Escrow Agent”) to be held in escrow and disbursed in accordance with the terms of the Escrow Agreement of even date herewith executed by Seller, Pemble and the Escrow Agent (the “Escrow Agreement”).

2.3 Closing Procedures.

(a) At the Closing, Seller will deliver to the Escrow Agent, (i) the Stock Certificate representing the Shares, a copy of which is attached as Exhibit A to this Agreement, duly endorsed by Seller, (ii) an executed and notarized stock power, together with such other instruments as may be reasonably requested by the Company’s transfer agent to effect the sale of the Shares to Pemble, (iii) an executed Release Notice, a copy of which is attached to the Escrow Agreement, (iv) a written resignation from his position as an officer of the Company, in each and every capacity, effective at the Closing, (v) a written resignation from his position as a director of the Company, (vi) all existing minute books, share transfer records, corporate seals and other materials relating to the corporate administration and governance of the Company, (vii) an executed Sub-Certification, a copy which is attached as Exhibit B to this Agreement, and (viii) any other documents that may be necessary to transfer the Shares to Pemble, free and clear of all Liens (collectively, the "Transfer Documents").

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(b) After the Escrow Agent has received the Transfer Documents and advised Pemble of such receipt, Pemble will promptly execute a Release Notice and deliver the executed Release Notice to the Escrow Agent.

(c) Upon receipt of a Release Notice executed by each of Pemble and Seller, the Escrow Agent will release the Purchase Price to Seller in accordance with the Escrow Agreement. The delivery of the Transfer Documents and Escrow Agent’s disbursement of the Purchase Price shall be deemed to take place simultaneously. If a fully executed Release Notice has not been received by Escrow Agent within seven (7) days after the Closing Date, then Escrow Agent shall return the Purchase Price to Pemble and all parties’ obligations under this Agreement and the Escrow Agreement shall be terminated, as provided in Section 9 below.

(d) Seller will submit his resignation as a director of the Company.

(e) Seller agrees that promptly after written request of Pemble together with a final written draft of the Annual Report on Form 10-K for the period ended March 31, 2013, with respect to the Company, he will execute and return the certification attached as Exhibit C to this Agreement, with an explanation as to any matters set forth in such report that would cause him not to be able to provide such certification as written.

3. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Pemble:

3.1 Due Authorization. Seller has full capacity, right and authority to enter into this Agreement and to carry out his obligations hereunder. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid, and binding obligations of Seller, enforceable against him in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws and subject to the limitations imposed by law or equitable principles affecting the availability of specific performance, injunctive relief and other equitable remedies.

3.2 No Conflicts or Consents. The execution and delivery by Seller of this Agreement, and the performance of his obligations hereunder, including, without limitation, the transfer and sale of the Shares from Seller to Pemble, do not and will not (a) conflict with, violate or cause a default under any agreement, judgment, license, order or permit applicable to or binding upon Seller, including without limitation any shareholders agreement, voting agreement, right of first refusal agreement or similar agreement concerning the Shares, (b) result in the acceleration of any indebtedness owed by Seller, or (c) result in or require the creation of any Lien upon the Shares, or any assets or properties of Seller. No consent, approval, authorization or order of, and no notice to or filing with, any tribunal or third party is required in connection with the execution, delivery or performance by Seller of this Agreement, the transfer and sale of the Shares from Seller to Pemble or the consummation by Seller of the transactions contemplated hereby.

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3.3 Title to Shares. Seller has sole legal, nominal and beneficial ownership and title to the Shares, free and clear of all adverse interests, claims and Liens, and has the sole right to vote or direct the voting of the Shares. The delivery of the certificate or certificates representing the Shares owned by the Seller, as issued by the transfer agent in the name of Pemble or duly endorsed or accompanied by duly executed stock powers, will transfer to Pemble good and indefeasible title to the Shares, free and clear of all Liens, proxies, encumbrances and claims of every kind. There are no pending or threatened notices, suits, claims or judgments against or relating to the Shares, or relating to violations of laws or any other matters, which may result in an obligation or liability on Pemble after the closing of this transaction or which have created or might in the future create a Lien or adverse claim against the Shares, that have not been corrected or disclosed in writing to Pemble, nor are there any threats thereof known to Seller.

3.4 Other Agreements. Other than this Agreement, Seller is not a party to any contract or agreement of any kind or nature whatsoever which will be enforceable against Pemble after the closing of the transactions contemplated hereby.

3.5 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all necessary corporate power and authority to own or lease its assets and to carry on its business as now being conducted and presently proposed to be conducted. There has been no amendment of the Company's Certificate of Incorporation or Bylaws that is not reflected in the Company's filings with the Securities and Exchange Commission ("SEC"). The Company has no subsidiaries and no equity interests in any corporation, partnership, joint venture or other entity.

3.6 DTC; Listing. The shares of Common Stock of the Company are eligible to be settled through the Depository Trust Company.

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3.7 SEC Documents. The Company has filed with the SEC all reports, statements, schedules and other documents (collectively, the "SEC Documents") required to be filed by it pursuant to the Securities Act of 1933, as amended from time to time (the “Securities Act”), and the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”). All SEC Documents required to be filed were timely filed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements included in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Except (a) as may be indicated in the notes to the Financial Statements or (b) in the case of the unaudited interim statements, as permitted by Form 10-Q under the Exchange Act, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present in all material respects the consolidated and consolidating financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal recurring year-end adjustments and footnotes). Except as set forth in the Financial Statements filed with the SEC prior to the date hereof, the Company has no liabilities, whether absolute, contingent or otherwise, other than (x) liabilities incurred in the ordinary course of business subsequent to the date of such Financial Statements, (y) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such Financial Statements, which liabilities and obligations referred to in clauses (x) and (y), individually or in the aggregate, are not material to the financial condition or operating results of the Company and (z) liabilities and obligations incurred in connection with the closing of the transactions contemplated hereby. Seller or the Company has provided a copy of all Financial Statements and all internal corporate financial statements, balance sheets, operating statements and similar financial records and related work papers, whether used in the preparation of the Financial Statements or in the ordinary course of the Company’s business.

3.8 Capitalization. The capitalization of the Company (on a fully diluted basis) is as disclosed in the SEC Documents. All outstanding shares of capital stock have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in compliance in all material respects with applicable federal and state laws governing the issuance of securities. Except as disclosed in the SEC Documents, the Company has (a) no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company, (b) no rights, options, warrants, calls or other agreements or commitments of any nature whatsoever relating to the purchase or other acquisition of any shares of its capital stock or securities convertible into or exchangeable for any shares of its capital stock, (c) no shares of its capital stock reserved for issuance, and (d) no agreements or other commitments of any nature whatsoever relating to preferential rights or voting rights of any shares of its capital stock or securities convertible into or exchangeable for any shares of its capital stock.

3.9 No Material Adverse Change. Since the date of the most recent SEC Documents, the business of the Company has been operated in the ordinary course and substantially consistent with past practice, and there has not been any material and adverse change in the business, assets, financial condition, results of operations, affairs or prospects of the Company.

3.10 No Misrepresentation. No representation or warranty by Seller in this Agreement (including any Exhibit or Schedule hereto) and no statements of the Company contained in any document, certificate, schedule or other information furnished or to be furnished by or on behalf of the Company pursuant to this Agreement or any other closing document or in connection with the transactions contemplated hereby or thereby contains or shall contain any untrue statement of material fact or omits or shall omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading. Except for the proposed sale of the Shares to Pemble, no event or circumstance has occurred or exists with respect to the Company or its business affairs, assets, properties, prospects, operations or financial condition which has not been publicly disclosed, but which, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to the primary issuance of the Company's securities. The Company has delivered true and complete copies of all documents requested by Pemble.

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3.11 Update to Representations. Prior to the Closing, Seller shall give Pemble immediate notice of the occurrence of any event or the receipt by Seller of any notice or knowledge, the effect of which would be to make a representation or warranty of Seller herein untrue or misleading if made on or immediately following the occurrence of such event or the receipt of such notice or knowledge. Seller hereby agrees to protect, indemnify and defend Pemble, and Pemble’s nominees, representatives, agents, heirs and administrators (collectively, “Representatives”), against and to hold Pemble, and Pemble’s Representatives, harmless from any and all costs, claims, losses, attorneys' fees, liabilities, and other expenses that Pemble, or Pemble's Representatives, may incur or to which Pemble, or Pemble’s Representatives, may be exposed as a result of Seller's breach of or the falsity of any of Seller's representations or warranties in this Agreement or as a result of Seller's breach of or failure to perform or observe any of Seller's covenants in this Agreement.

3.12 Exemption from Registration. The sale and purchase of the Shares is exempt from registration under applicable federal and state securities laws.

4. REPRESENTATIONS AND WARRANTIES OF PEMBLE. Pemble represents and warrants to Seller as follows:

4.1 Due Authorization. Pemble has full capacity to enter into this Agreement and to carry out his respective obligations hereunder. This Agreement has been duly executed and delivered by Pemble and constitutes the legal, valid and binding obligations of Pemble, enforceable against Pemble in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws and subject to the limitations imposed by law or equitable principles affecting the availability of specific performance, injunctive relief and other equitable remedies.

4.2 Investment Representations. Pemble has been provided with or permitted access to all information which he deems material to formulating his decision with respect to the purchase and sale of the Shares, and such information has been sufficient to make an informed decision.

5. NO ASSUMPTION. By entering into this Agreement, Pemble is not assuming or agreeing to assume or discharge any liability or obligation of Seller whatsoever, whether now existing or hereinafter incurred, including, without limitation, any liability or obligation relating to the Shares or the sale thereof.

6. FORGIVENESS OF DEBT. By executing this Agreement, Seller cancels and forgives all debt owed by the Company to Seller, including but not limited to the loan in the principal amount of $8,124.00, together with any accrued and unpaid interest. The Company acknowledges the cancellation of such debt.

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7. CONDITIONS TO CLOSING OF PEMBLE. The obligation of Pemble to close the transactions contemplated hereby is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

7.1 Representations and Warranties. The representations and warranties made by Seller in this Agreement or in any document delivered by Seller pursuant to this Agreement shall be true, correct and complete on and as of the Closing Date, including, without limitation, compliance with all applicable federal and state securities laws.

7.2 Performance. Seller shall have performed and complied with all covenants, obligations and agreements required by this Agreement to be so performed or complied with by Seller on or prior to the Closing Date.

7.3 No Debt. The Company shall not owe any money to any person or entity.

8. CONDITIONS TO CLOSING OF SELLER. The obligation of Seller to close is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

8.1 Representations and Warranties. The representations and warranties made by Pemble in this Agreement or in any document delivered by Pemble pursuant to this Agreement shall be true, correct and complete on and as of the Closing Date, including, without limitation, compliance with all applicable federal and state securities laws.

8.2 Performance. Pemble shall have performed and complied with, in all material respects, all covenants, obligations and agreements required by this Agreement to be so performed or complied with by Pemble on or prior to the Closing Date.

9. TERMINATION. If the Closing has not occurred before the seventh (7th) day after the Closing Date, then this Agreement shall automatically terminate for all purposes, unless extended in writing signed by Seller and Pemble. Upon termination, this Agreement will be void and of no further force and effect, and Pemble will not have any further obligation to purchase the Shares or otherwise perform under this Agreement.

10. MISCELLANEOUS PROVISIONS

10.1 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and assigns.

10.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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10.3 Entire Agreement. This Agreement and the documents referred to herein contain the entire understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes any prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

10.4 Notices. Any notice or communication under this Agreement must be in writing and given by (a) deposit in the mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or (b) delivery in person or by courier service providing evidence of delivery. Each notice or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given on the date of its actual receipt by the appropriate party. Any notice or communication under this Agreement must be addressed as set forth on the signature pages to this Agreement. Any party may change its address for notice by written notice to the other parties hereto.

10.5 Expenses. The parties shall pay their own respective expenses and the fees and expenses of their respective counsel and accountants and other experts.

10.6 Survival of Representations and Warranties. Each party hereto covenants and agrees that each of the representations, warranties, covenants, agreements and indemnities in connection therewith contained in this Agreement and in any ancillary document shall survive the closing of this transaction.

10.7 Waivers. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, or compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. The waiver by any party hereto at or before the closing of this transaction of any condition to its obligations hereunder which is not fulfilled shall preclude such party from seeking redress from the other party hereto for breach of any representation, warranty, covenant or agreement contained in this Agreement.

10.8 Governing Law. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the state of Nevada, without giving effect to the choice of law principles thereof.

10.9 Prevailing Party. In the event of any dispute among the parties hereto with respect to any of the terms or provisions of this Agreement, the non-prevailing party shall pay or reimburse the prevailing party for all fees and expenses incurred with respect thereto, including without limitation any legal and attorneys’ fees and expenses incurred by the prevailing party in connection therewith.

10.10 Amendments. This Agreement may not be modified or changed except by an instrument or instruments in writing signed by all of the parties.

10.11 Further Actions. Seller shall at any time after the Closing, execute and deliver all such other documents, and do all such acts and things which Pemble may reasonably request in order to more effectively transfer to Pemble the right, title, interest and possession of the Shares.

10.12 No Strict Construction. Seller and Pemble have participated jointly in the negotiation and drafting of this Agreement. In the event that an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

[Signatures page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:

_________________________

Viatcheslav Gelshteyn

Address for Notice:

____________________________

____________________________

PEMBLE:

_________________________

Lawrence Pemble

Address for Notice:

____________________________

____________________________

For the purposes of Section 6:

VIATECH CORP.

By:

       Viatcheslav Gelshteyn

Title: President, Treasurer and Secretary

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Exhibit A

STOCK CERTIFICATE

(see attached)

Exhibit A-1

Exhibit B

SUB-CERTIFICATION FOR VIATECH CORP.

The undersigned, Viatcheslav Gelshteyn, President and Chief Executive Officer and Chief Financial Officer of Viatech Corp., a Nevada corporation (the “Company”), acknowledges that Lawrence Pemble, in his capacity as the successor to the undersigned, will be required to make certifications under 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Company’s Annual Report on Form 10-K (the “Annual Report”) for the twelve month period ended March 31, 2013 (the “Period”), and that during the Period, the undersigned was the sole officer of the Company. The undersigned certifies to Mr. Pemble, acting in such capacity, and to the Company for purposes of the filing and certification of the Annual Report that:

1.   Based on my knowledge, the financial statements and other financial information provided to Mr. Pemble by the undersigned for the Period, a copy of which is attached to this Certificate, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the Period;

2.    I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13-a-15(f) and 15d-15(f)) for the Company and have:

(a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the Period;

(b)  Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)  Evaluated the effectiveness of the Company’s disclosure controls and procedures and presented to Mr. Pemble my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the Period based on such evaluation; and

(d)  Disclosed to Mr. Pemble in writing any change in the Company’s internal control over financing reporting that occurred during the Company’s fourth fiscal quarter ended March 31, 2013, that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and

Exhibit B-1

5.    I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Company’s auditors and the audit committee of the Company’s board of directors (or persons performing the equivalent functions):

(a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

(b)  Any fraud, whether or not material, that involved management or other employees who have a significant role in the Company’s internal control over financial reporting.

Dated: May _____, 2013

_____________________________________

Viatcheslav Gelshteyn, President and Chief Executive Officer and Chief Financial Officer

Exhibit B-2

Exhibit C

SUB-CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Viatcheslav Gelshteyn, being the President and Chief Executive Officer and Chief Financial Officer of Viatech Corp., a Nevada corporation (the “Company”), during the twelve month period ended March 31, 2013 (the “Period”), hereby certifies to Lawrence Pemble, in his capacity as the successor to the undersigned, for purposes of certifications he is required to make under 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Company’s Annual Report on Form 10-K (the “Annual Report”) for the Period, that:

1.   The Annual Report on Form 10-K of the Company, a copy of which is attached hereto, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   Information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of the Company, and such Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such Annual Report;

Dated: June _____, 2013

_______________________________

Viatcheslav Gelshteyn

Exhibit C-1